UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2012

Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A copy of the press releases is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

On June 27, 2012, Forest City Enterprises, Inc. (the “Company”) issued a press release announcing that, subject to market and other conditions, it intends to offer additional 7.375% Senior Notes Due 2034 (the “Notes”) in an underwritten public offering (the “Offering”). The Company also announced that it expects to grant the underwriters a 30 day option to purchase additional Notes to cover overallotments, if any.

The Company intends to use the net proceeds from this offering to redeem a portion of its outstanding 7.625% Senior Notes Due June 1, 2015. Pending application of the net proceeds, the net proceeds will be held in an escrow account and invested in short-term, investment grade, interest-bearing securities.

The Notes will be offered and sold under the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2011, which was effective upon filing. A preliminary prospectus supplement related to the Offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov. Printed copies of the prospectus supplement relating to this Offering, when available, and the accompanying prospectus may also be obtained by requesting copies from Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or Barclays Capital Inc. by calling Morgan Stanley & Co. LLC toll free at 1-866-718-1649, calling Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at
1-800-294-1322, or calling Barclays Capital Inc. toll free at 1-888-603-5847.

Forward Looking Statements

Statements made in this Current Report on Form 8-K regarding the proposed issuance of Notes are forward-looking statements. The Company may be unable to issue any Notes or may determine to offer and sell debt securities with different terms from the Notes. Risks and other factors that could cause the offering not to be completed or to be completed with different terms, include market conditions changes in the level and volatility of interest rates, a credit rating downgrades, and volatility in the market price of the Company’s publicly traded securities, as well as other risks listed from time to time in the Company’s filings with the SEC, including but not limited to, the Company’s annual and quarterly reports.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1 -	Press release dated June 27, 2012, announcing the Company’s intention to offer Notes in a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By:	/s/ ROBERT G. O’BRIEN
Name:	Robert G. O’Brien
Title:	Executive Vice President, Chief Financial Officer

Date: June 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1 -	Press release dated June 27, 2012, announcing the Company’s intention to offer Notes in a public offering.